UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2026

CIMG Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

Room R2, FTY D, 16/F, Kin Ga Industrial Building,

9 San On Street, Tuen Mun, Hong Kong

(Address of principal executive offices)

+ 852 70106695

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	IMG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 4, 2026, CIMG Inc. (the “Company”) received written notice from The Nasdaq Stock Market LLC (“Nasdaq”) that the Nasdaq Hearings Panel (the “Panel”) had determined to delist the Company’s common stock, par value $0.00001 per share (the “Common Stock”) from The Nasdaq Stock Market due to the Company’s failures to comply with Nasdaq Listing Rules 5550(a)(2), 5250(c)(1), 5550(b)(1), and 5620(a). Trading in the Company’s Common Stock was suspended at the open of trading on March 6, 2026.

The Company has 15 calendar days from the date of the Panel’s decision to request that the Nasdaq Listing and Hearing Review Council review the Panel’s decision. The Company currently expects to appeal the Panel’s decision within the applicable period. There can be no assurance that any such appeal will be successful. If the Company does not timely request further review, or if any such appeal is unsuccessful, Nasdaq is expected to file a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) to remove the Company’s Common Stock from listing and registration on The Nasdaq Stock Market.

On March 6, 2026, the Company received a letter from Department of Market Operations of the Financial Industry Regulatory Authority, Inc. (“FINRA”), dated March 5, 2026, notifying the Company that the symbol “CIMG” had been assigned to the Common Stock. As of March 6, 2026, the Common Stock may be quoted and traded in the over-the-counter market under the symbol “CIMG.”

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including statements regarding the Company’s intention to appeal the Panel’s decision and the expected timing and occurrence of any filing of Form 25. These forward-looking statements involve known and unknown risks and uncertainties and are based on the Company’s current expectations and assumptions. Actual results may differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update any forward-looking statements except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIMG Inc.

Dated:	March 9, 2026	By:	/s/ Jianshuang Wang
		Name:	Jianshuang Wang
		Title:	Chief Executive Officer